Exhibit 10.26

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

PRODUCT AGREEMENT

VARUBI (ROLAPITANT TABLETS 100 mg)

This Product Agreement (this “Product Agreement”) is issued under the Master Manufacturing Services Agreement dated October 13th, 2015 between Patheon Inc. and TESARO, Inc.  (the “Master Agreement”), and is entered into October 13th, 2015 (the “Effective Date”), between Patheon Inc., a corporation existing under the laws of Canada , having a principal place of business at 2100 Syntex Court, Mississauga, Ontario, L5N 7K9 (“Patheon”), and TESARO, Inc., a corporation existing under the laws of the State of Delaware, USA, having a principal place of business at 1000 Winter Street, Suite 3300, Waltham, Massachusetts, USA (“Client”).

The terms and conditions of the Master Agreement are incorporated herein except to the extent this Product Agreement expressly references the specific provision in the Master Agreement to be modified by this Product Agreement.  All capitalized terms that are used but not defined in this Product Agreement will have the respective meanings given to them in the Master Agreement.

The Schedules to this Product Agreement are incorporated into and will be construed in accordance with the terms of this Product Agreement.

1.	Product List and Specifications (See Schedule A attached hereto)
2.	Minimum Order Quantity, Annual Volume, and Price (See Schedule B attached hereto)
3.	Annual Stability Testing and Validation Activities (if applicable) (See Schedule C attached hereto)
4.	Active Materials, Active Materials Credit Value, and Maximum Credit Value (See Schedule D attached hereto)
5.	Yearly Forecasted Volume: Not applicable
6.	Territory: United States
7.	Manufacturing Site: Patheon Inc., 2100 Syntex Court, Mississauga, Ontario, L5N 7K9
8.	Governing Law: Per Section 13.17 of the Master Agreement
9.	Inflation Index: Notwithstanding anything to the contrary in Section 4.2(a) of the Master Agreement, per Section 4.2(a) of the Master Agreement
10.	Currency: Per Section 1.4 of the Master Agreement- USD
11.	Initial Set Exchange Rate: Per Section 4.2(d) of the Master Agreement - [***]
12.	Initial Product Term: From the Effective Date to December 31, 2019.
13.	Notices: (if applicable under Section 13.9 of the Master Agreement)

Master Manufacturing Services Agreement

14.	Other Modifications to the Master Agreement: (if applicable under Section 1.2 of the Master Agreement)

IN WITNESS WHEREOF, the duly authorized representatives of the parties have executed this Product Agreement as of the Effective Date set forth above.

PATHEON INC.

By:	/s/ Michael Fournier
Name:	Michael Fournier
Title:	VP + GM

TESARO, INC.

By:	/s/ Leon O. Moulder Jr.
Name:	Leon O. Moulder Jr.
Title:	CEO

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

SCHEDULE A

PRODUCT LIST AND SPECIFICATIONS

Product List

Varubi (Rolapitant Tablets 100 mg)

Specifications

Prior to the start of commercial manufacturing of Product under this Agreement Client will give Patheon copies of the Specifications as approved by the applicable Regulatory Authority.  If the Specifications received are subsequently amended, then Client will give Patheon the revised copies of the revised Specifications.  Upon acceptance of the revised Specifications, Patheon will give Client a signed and dated receipt indicating Patheon’s acceptance of the revised Specifications.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

SCHEDULE B

MINIMUM ORDER QUANTITY, ANNUAL VOLUME, AND PRICE

Annual Volume Forecasts

Patheon is providing pricing based on an annual volume forecast of [***] batches.

Pricing Table

Manufacturing Prices

Pricing includes the cost of labour, overhead, raw materials, packaging components and QC testing.  Notwithstanding anything to the contrary set forth in Sections 4.1 and 4.2 of the Master Agreement, the pricing included below shall be effective from the Effective Date until December 31, 2016 and shall not be subject to pricing adjustments under Section 4.2 of the Master Agreement during such period.

Varubi (Rolapitant) Tablets 100 mg (Dual Starviews) – 2ct. Blister Cards in Wallets

Number of Lots	Annual Volume	Minimum Ordering Quantity	Price per Britestock Blister Card	Price per Batch
			Full Service Price	Full Service Batch Price
[***]	[***]	[***]	[***]	[***]

[***]

Capital Requirements

To manufacture Rolapitant tablets at the site, the following capital expenditure will be required.  Client will be responsible for the dedicated capital expenditures listed below, as further set forth in a Capital Equipment Agreement executed by Patheon and the Client relating thereto.

Client Funded Dedicated Capital	Equipment
[***]	$[***]
[***]	$[***]

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

Key Technical Assumptions

Below are listed the main assumptions that were utilized by Patheon for quoting this product. Should any of the assumptions change, then the prices will be revised accordingly.

1.	Manufacturing Assumptions
1.1	The manufacturing process at Patheon will closely follow the process information provided by Client.
1.2	The core weight for the tablets and the manufacturing batch size proposed by Patheon are summarized in the following table.

Strength	Core Tablet Wgt. (mg)	Core Batch Size (Kg)	Batch Size Before Loss (Tablets)	Mfg. Yield (%)	Pkg. Yield (%)
[***]	[***]	[***]	[***]	[***]	[***]

1.3	The following manufacturing equipment train is proposed for Rolapitant P407 Tablets.

Parameter	Rolapitant P407 Tablets - Equipment Train
[***]	[***]
[***]	[***]
[***]	[***]

Packaging Assumptions

2.1.	Rolapitant tablets will be packaged into the configuration listed below.

Rolapitant P407 Tablets
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

2.2.	Changes to the specifications and configuration will result in review of the final pricing outlined within this proposal.
2.3.	The following packaging equipment train is proposed for Rolapitant P407 Tablets
Rolapitant P407 Tablets - Equipment Train
[***]
[***]

Testing Assumptions

3.1.	Listed in the table below are the tests for raw materials, packaging components and finished product.
Product	Testing
Bulk Tablets	[***]
[***]
[***]
[***]
[***]
[***]
[***]
Finished Product	[***]
3.2.	It is assumed that the Patheon would only be required to complete [***] testing of the API. Patheon can fully test incoming API and this service can be included if requested.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

3.3.	It is assumed that QC test methods are fully validated and robust.
3.4.	[***] testing has been included on the finished product.
3.5.	Testing labour may be subject to change after the final agreement on testing specifications and requirements.

Supply Chain Assumptions

1.

The quoted raw materials and packaging components are assumed to be supplied from standard Patheon suppliers. Patheon will procure components (raw materials and primary packaging materials) for the manufacture of Rolapitant P407 tablets from Patheon qualified suppliers. Should Client require Patheon to source any materials from specified suppliers, then these suppliers will remain under the Quality audit control of Client unless it is agreed that Patheon will take on this responsibility. Components and excipients to be supplied by Patheon in accordance with Client’s specifications. Patheon will issue formal Patheon specifications for each component following Client component requirements. Each lot of incoming components will be sampled and tested according to the agreed specifications.  If different component specifications for primary packaging are required, these will be subjected to a further evaluation and assessment by Patheon.

2.	API would be provided free issue/released to Patheon by Client. The API and all excipients used for the manufacture will be GMP grade and from TSE/BSE certified sources.

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

SCHEDULE C

ANNUAL STABILITY TESTING [and VALIDATION ACTIVITIES (if applicable)]

Client is responsible for performing post-marketing/annual stability studies.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Master Manufacturing Services Agreement

SCHEDULE D

ACTIVE MATERIALS

Active Materials	Supplier
Rolapitant	Hovione

ACTIVE MATERIALS CREDIT VALUE

The Active Materials Credit Value will be as follows:

PRODUCT	ACTIVE MATERIALS	ACTIVE MATERIALS CREDIT VALUE
Varubi	Rolapitant	[***]

MAXIMUM CREDIT VALUE

Patheon's liability for Active Materials calculated in accordance with Section 2.2 of the Master Agreement for the Product in a Year will not exceed, in the aggregate, the maximum credit value set forth below:

PRODUCT	MAXIMUM CREDIT VALUE
Varubi	[***]

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